SUPPLEMENT TO THE PROSPECTUSES

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
            CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Leo M. Bernstein, Harry M. Jaffe and Chris Matyszewski (see biographies below) have joined Calvin E. Chung in the Credit Suisse Global Post-Venture Capital Team, which is responsible for the day-to-day management of the fund. Robert S. Janis, Greg Norton-Kidd, Allen R. Margolius and John P. Rhodes are no longer members of the team.

     TEAM MEMBER BIOGRAPHIES

     LEO M. BERNSTEIN, Director, is an analyst and portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.

     HARRY M. JAFFE, Vice President, is a sector specialist in international equities. He joined Warburg Pincus Asset Management (Warburg Pincus) in 1998 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was an associate in portfolio management at Scudder Kemper Investments, an accountant at Continuum Health Partners and an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.

     CHRIS MATYSZEWSKI, CFA, Vice President, is a sector specialist in international equities. He joined CSAM in 2004 from Federated Investors, where he was a portfolio manager and analyst from 1997 to 2002 focusing on emerging equity markets. Previously, he was an international equity trader at Brandes Investment Partners; medical missions coordinator at Operation Smile, a non-profit group; and a derivatives trader at Berisford Capital Markets Group. Mr. Matyszewski holds a B.S. in finance from Villanova University and an M.B.A. in international finance from Thunderbird, the American Graduate School of International Management.


Dated: April 20, 2004                                                16-0404
                                                                     for
                                                                     WPISF
                                                                     ADGPV
                                                                     CSGPV
                                                                     TRGP
                                                                     2004-012